Exhibit 99.1

REMARKS

This statement is being filed by each of EIG BBTS Holdings, LLC (“EIG BB”), EIG Management Company, LLC (“EIG Management”), EIG Asset Management, LLC (“EIG Asset”), EIG Global Energy Partners, LLC (“EIG Global”), The R. Blair Thomas 2010 Irrevocable Trust (“RBT Trust”), R. Blair Thomas, the Randall Wade 2010 Irrevocable Trust (the “RW Trust”), the Kristina Wade 2010 Irrevocable Trust (the “KW Trust”) and Randall S. Wade.  We refer to EIG BB, EIG Management, EIG Asset, EIG Global, RBT Trust, Mr. Thomas, the RW Trust, the KW Trust and Mr. Wade, collectively, as the "Reporting Persons."

Mr. Thomas is a trustee of RBT Trust.  Mr. Wade is a  trustee of each of the RW Trust and the KW Trust.  The RBT Trust, the RW Trust and the KW Trust are members of EIG Global, which owns a majority of (and is manager of) EIG Asset, which is the sole member of EIG Management, which is the manager of EIG BB.  EIG BB owns 33.33% of the limited partner interest in Southcross Holdings LP ("Holdings") and 33.33% of Southcross Holdings GP LLC ("Holdings GP").

Holdings GP is the general partner of Holdings. Holdings holds 99% of the membership interests of Southcross Holdings Guarantor GP LLC (“Guarantor GP”) and 99.8% of Southcross Holdings Guarantor LP (“Guarantor”).  Guarantor GP is the general partner of, and holds the remaining 0.2% of Guarantor. The remaining 1% of the membership interests of Guarantor GP are held by Southcross Holdings Intermediary LLC, which is owned 100% by Holdings.  Guarantor is the sole member of Southcross Holdings Borrower GP LLC (“Borrower GP”) and owns 100% of the limited partner interest of Southcross Holdings Borrower LP (“Borrower”), which directly owns all of the Class B Convertible Units reported herein.  Borrower GP is the general partner of Borrower.  As a result of the relationship of the Reporting Persons to Borrower, the Reporting Persons may be deemed to indirectly beneficially own the securities reported herein held by Borrower.

Each Reporting Person disclaims beneficial ownership of the securities reported herein (except to the extent of such Reporting Person’s indirect pecuniary interest in such securities), and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Management Company, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Asset Management, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Global Energy Partners, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The R. Blair Thomas 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	R. Blair Thomas

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The Randall Wade 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The Kristina Wade 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Randall S. Wade

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	EIG BBTS Holdings, LLC